UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   November 16, 2004

                              River Valley Bancorp
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             (Exact Name of Registrant as Specified in Its Charter)

            Indiana                        000-21765              35-1984567
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(State or Other Jurisdiction       (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)

430 Clifty Drive, P.O. Box 1590, Madison, Indiana                  47250-0590
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    (Address of Principal Executive Offices)                       (Zip Code)

                                 (812) 273-4949
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01  Entry into a Material Definitive Agreement.

     On March 15, 2005, the Board of Directors of River Valley Bancorp considered and approved an increase in the meeting fees paid to Directors. Specifically, the fee will increase from $250 per meeting attended to $500 per meeting attended, effective as of April 20, 2005, the date of River Valley Bancorp's Annual Meeting of Shareholders.

     On February 15, 2005, the Board of Directors considered and approved the First Amendment of the Director Deferred Compensation Master Agreement (the "Amendment"). The purpose of the Amendment is to bring the Director Deferred Compensation Master Agreement into compliance with the American Jobs Creation Act of 2004 by, among other things, tracking the new tax legislation's definitions of disability, financial hardship, and change in control, conforming to new limitations and distribution requirements imposed by the tax legislation, and providing for a lump sum payment of benefits upon a change in control of River Valley Financial Bank. The Amendment will apply to benefits which accrue after December 31, 2004. A copy of the Amendment is attached hereto as Exhibit
10.1 and incorporated herein by this reference.

     On November 16, 2004, the Board of Directors considered and approved payment of a year-end bonus to the employees of River Valley Financial Bank, including a bonus in the amount of $2,803 payable on December 10, 2004 to Matthew P. Forrester, the President and Chief Executive Officer of River Valley Bancorp and River Valley Financial Bank.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Jonnie L. Davis (age 70), who has been a member of the Board of Directors of River Valley Bancorp since 1997, will be retiring as a Director at the conclusion of her current term, effective April 20, 2005, at the Annual Meeting of Shareholders. Ms. Davis is retiring because no person age 70 or older is eligible for election or re-election to the Board of Directors of River Valley Bancorp.


Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits

          10.1 First Amendment of the Director Deferred Compensation Master Agreement, dated February 15, 2005



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 21, 2005                  RIVER VALLEY BANCORP

                                      By: /s/ Larry C. Fouse
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                                         Larry C. Fouse, Treasurer and
                                         Chief Financial Officer





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                                  EXHIBIT INDEX

Exhibit Number                   Exhibit Description

10.1      First  Amendment  of  the  Director   Deferred   Compensation   Master
          Agreement, dated February 15, 2005